Form U-2

Form U-2 Uniform Consent to Service of Process

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned **BROADCAST 3DTV, INC.** STOCK CORPORATION organized under the laws of CALIFORNIA for purposes of complying with the laws of the States indicated hereunder relating to either the registration or sale of securities, hereby irrevocably appoints the officers of the States so designated hereunder and their successors in such offices, its attorney in those States so designated upon whom may be served any notice, process or pleading in any action or proceeding against it arising out of, or in connection with, the sale of securities or out of violation of the aforesaid laws of the States so designated; and the undersigned does hereby consent that any such action or proceeding against it may be commenced in any court of competent jurisdiction and proper venue within the States so designated hereunder by service of process upon the officers so designated with the same effect as if the undersigned was organized or created under the laws of that State and have been served lawfully with process in that State.

It is requested that a copy of any notice, process or pleading served hereunder be mailed to:

BROADCAST 3DTV INC. / SIDNEY KASCOUF, President,
(Name)

1020 N. HOLLYWOOD WAY #120 BURBANK CA. 91605
(Address)

Place an "X" before the names of all the States for which the person executing this form is appointing the designated Officer of each State as its attorney in that State for receipt of service of process:

___AL	Secretary of State	___FL	Dept. of Banking and Finance
___AK	Administrator of the Division of Banking and Corporations, Department of Commerce and Economic Development	___GA	Commissioner of Securities
___AZ	The Corporation Commission	___GUAM	Administrator, Department of Finance
___AR	The Securities Commissioner	___HI	Commissioner of Securities
___CA	Commissioner of Corporations	___ID	Director, Department of Finance
___CO	Securities Commissioner	___IL	Secretary of State
___CT	Banking Commissioner	___IN	Secretary of State
___DE	Securities Commissioner	___IA	Commissioner of Insurance
___DC	Dept. of Insurance, Securities and Banking	___KS	Secretary of State
___KY	Director, Division of Securities	___OH	Secretary of State
___LA	Commissioner of Securities	___OR	Director, Department of Insurance and Finance

INSTRUCTIONS TO FORM U-2
UNIFORM CONSENT TO SERVICE OF PROCESS

1. The name of the issuer is to be inserted in the blank space on line 1 Uniform Form U-2 ("Form").

2. The type of person executing the Form is to be described by striking out the inapplicable nomenclature in lines 2-4 and, if appropriate, by inserting a description of the person in the blank space provided on line 2 of the Form.

3. The name of the jurisdiction under which the issuer was formed or is to be formed is to be inserted in the blank spaces on line 3 of the Form.

4. The person to whom a copy of any notice, process of pleading which is served pursuant to the Consent to Service of Process is to be inserted in the appropriate black spaces at the end of page 1 of the Form.

5. An "X" is to be placed in the space before the names of all States which the person executing this Form lawfully is appointing the officer of each State so designed on the Form as its attorney in that State for receipt of service of process.

6. A manually signed Form must be filed with each State requiring a Consent to Service of Process on Form U-2 at the office so designated by the laws or regulations of that State and must be accompanied by the exact filing fee, if any.

7. The Form must be signed by the issuer. If the issuer is a corporation, it should be signed in the name of the corporation by an executive officer duly authorized; if a partnership, it should be signed in the name of the partnership by a general partner; and if an unincorporated association or other organization which is not a partnership, the Form should be signed in the name of such organization by a person responsible for the direction of management of its affairs.

8. If the Form is mailed, it is advisable to send it by registered or certified mail, postage prepared, return receipt requested.

CORPORATE ACKNOWLEDGMENT

State or Province of California)
County of Los Angeles) ss.

On this 26th day of October, 20 15 before me Johnny A. Villaldos, the undersigned officer, personally appeared Sidney Kassouf known personally to me to be the President (Title) of the above named corporation and acknowledged that he, as an officer being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as an officer.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

CA Acknowledgment Attached

JOHNNY A. VILLALDOS
Commission # 2029301
Notary Public - California
Los Angeles County
My Comm. Expires Jun 16, 2017

Notary Public/Commissioner of Oath

My Commission Expires June 16, 2017

(SEAL)

INDIVIDUAL OR PARTNERSHIP ACKNOWLEDGMENT

State or Province of ___________)
County of ____________________) ss.

On this ______ day of ____________, 20_____, before me, ______________, the undersigned officer, personally appeared __________________________ to me personally known and known to me to be the same person(s) whose name(s) is (are) signed to the foregoing instrument, and acknowledged the execution thereof for the uses and purposes therein set forth.

In WITNESS WHEREOF I have hereunto set my hand and official seal.

Notary Public/Commissioner of Oaths

My Commission Expires_____________

(SEAL)

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT **CIVIL CODE § 1189**

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California)
County of Los Angeles)

On October 26, 2015 before me, Johnny A. Villalobos, Notary Public,
Date *Here Insert Name and Title of the Officer*

personally appeared Sidney Kassouf
Name(s) of Signer(s)

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature [signature]
Signature of Notary Public

JOHNNY A. VILLALOBOS
Commission # 2029301
Notary Public - California
Los Angeles County
My Comm. Expires Jun 16, 2017

Place Notary Seal Above

OPTIONAL

Though this section is optional, completing this information can deter alteration of the document or fraudulent reattachment of this form to an unintended document.

Description of Attached Document

Title or Type of Document: Form U-2 Uniform Consent to Service of Process Document Date: ________

Number of Pages: ________ Signer(s) Other Than Named Above: ________

Capacity(ies) Claimed by Signer(s)

Signer's Name: ________
☐ Corporate Officer — Title(s): ________
☐ Partner — ☐ Limited ☐ General
☐ Individual ☐ Attorney in Fact
☐ Trustee ☐ Guardian or Conservator
☐ Other: ________
Signer Is Representing: ________

Signer's Name: ________
☐ Corporate Officer — Title(s): ________
☐ Partner — ☐ Limited ☐ General
☐ Individual ☐ Attorney in Fact
☐ Trustee ☐ Guardian or Conservator
☐ Other: ________
Signer Is Representing: ________

California All-Purpose Acknowledgment

The so-called "all-purpose" acknowledgment wording, as prescribed in California Civil Code Section 1189(a), is mandatory for all acknowledgments taken in the state, whether the acknowledger is signing as an individual or a representative (partner, corporate officer, attorney in fact, trustee, etc.).

Law permits California Notaries to use an out-of-state acknowledgment form on a document that will be filed in that other state or U.S. jurisdiction, but only if "the form does not require the Notary to determine or certify that the signer holds a particular representative capacity or to make other determinations and certifications not allowed by California law" (Civil Code Section 1189(c)).

Still, however, any acknowledged document notarized and filed or recorded in California must bear only an all-purpose certificate.

State law requires the "all-purpose" certificate wording to be used exactly as it appears in statute.

The optional section at the bottom can deter alteration of the document or fraudulent reattachment of this form to an unintended document. The insertions in this section are not required by law. Failure to fill out this section will not affect the validity of the certificate.

Instructions:



1. **NAME OF COUNTY** where Notary performs notarization.
2. **DATE OF NOTARIZATION.** Actual month, day and year on which signer(s) appear(s) before Notary.
3. **NAME & TITLE OF NOTARIZING OFFICER.** In the case of a Notary, "Notary Public" would be the title.
4. **NAME(S) OF SIGNER(S)** appearing before Notary. Initials and spelling of names should agree with name(s) signed on document and ID card.
5. **NUMBER AND GENDER OF SIGNER(S). Cross out** letters and words that do not apply — person(s), name(s), is/are, he/she/they, his/her/their, capacity(ies), signature(s) — or **circle** words that apply, to agree with number and gender of signer(s) in space 4.
6. **SIGNATURE OF NOTARY** exactly as name appears on commissioning papers, in space 3 and in seal.
7. **NOTARY SEAL IMPRINT,** clearly and legibly affixed.

SPACES 8–15 ARE OPTIONAL
Omission of information here will not affect the document's validity. However, completing these spaces can deter alteration of the document or fraudulent reattachment of this form to an unintended document.

8. **TITLE OR TYPE OF DOCUMENT** notarized, such as "Grant Deed."
9. **DATE OF DOCUMENT** notarized. Most but not all documents will have a date, usually at the top or following the signature. If none, insert "No Date."
10. **NUMBER OF PAGES** in the notarized document. This may point out fraudulent addition or removal of pages. Do not count the certificate as a page. However, the certificate will be regarded as a page by recording officials in assessing recording fees.
11. **SIGNER(S) OTHER THAN NAMED IN SPACE 4.** Since all signers might not be named on the same notarial certificate, insert name(s) of signer(s) here that appear(s) or will appear on other certificates — as many as space allows. If there are a large number of signers, a notation such as "Mary Smith and 28 other signers" will suffice. If none, insert "no other signers."
12. **NAME(S) OF SIGNER(S)** from space 4 whose capacity and represented entity follow.
13. **CAPACITY CLAIMED BY SIGNER. Check appropriate box** to indicate whether signer is signing as individual (on his or her own behalf), or as corporate officer (indicate corporate title), partner (indicate whether "limited" or "general" partner), attorney in fact, trustee, guardian/conservator, or in another capacity.
14. **DESCRIPTION OF OTHER CAPACITY(IES).** A single capacity, such as "executor," may be indicated here; or a multiple capacity, such as "corporate officer signing for partnership in which corporation is partner."
15. **NAME OF PERSON OR LEGAL ENTITY** that signer is representing. It could, for example, be the name of an absent person represented by attorney in fact. It could be the name of a condominium association, such as "Blue Lagoon Condo Assn." Or it could be multiple entities, such as "XYZ Corp., partner in Mutual Enterprises, a partnership."

National Notary Association
9350 De Soto Avenue
Chatsworth, CA 91311-4926
1-800-876-6827
www.NationalNotary.org

NEW YORK STATE DEPARTMENT OF LAW
INVESTMENT PROTECTION BUREAU
120 Broadway, 23rd Floor
New York, NY 10271-0332
1-800-771-7755 TDD (for hearing impaired) 1-800-788-9898
www.oag.state.ny.us

NY FORM M-11

File Number ____________
(Found on fee receipt for original filing)

ISSUER STATEMENT
(Section 359-e General Business Law)

Issuer Name: Broadcast 3DTV, Inc.

Principal Office Address: 1020 North Hollywood Way, Suite 120

Burbank	California	91505
City	State	Zip Code

Telephone Number: 818-566-6747

Note: This form should not be used by issuers engaged in any respect of **real estate or mortgage financing** unless they also obtain a letter upon written application pursuant to General Business Law Section 352-e or 352-g. Theatrical Syndication must comply with Article 23 of the Arts and Cultural Affairs Law. Contact the Real Estate Finance Bureau regarding Intrastate offerings pursuant to § 359-ff.

1. Issuer is ✔ *an existing* or ___ *a proposed* ☒ corporation; ☐ general partnership; ☐ limited partnership; ☐ other (specify) ________ organized under the laws of California on August ~~04~~ 14, 2012.

2. The business of the issuer is (describe briefly): ________

3. Issuer proposes to offer: ☒ stock; ☐ bonds; ☐ notes; ☐ partnership interests; ☐ other (specify)
9% Convertible Preferred Stock

4. The securities will be sold: ☒ by the partner(s), officer(s), director(s) or principal(s) of the issuer; ☒ by salespeople employed by issuer.
The securities will be sold on a best efforts basis? ☒ Yes ☐ No. If no, please explain.

5. Total amount of offering $ 5,000,000; ☒ offering literature attached; ☐ if not available, attach a letter of explanation.
Total anticipated offering expenses $ 550,000 consisting of: Selling: $ 500,000;
Other: $ 50,000.

6. State use of the net proceeds to be obtained: See Attached Registration Statement / Offering Prospectus

---

Please indicate where the fee receipt should be sent:
[ ] Attorney [✔] Issuer

Broadcast 3DTV, Inc.
Attorney or Issuer Name

1020 North Hollywood Way, Suite 210
Street Address

Burbank	CA	91505
City	State	Zip

Filing Fee for Issuer Statement as follows:
If total amount of offering is $500,000 or less....... Fee is $ 300
If total amount of offering is more than $500,000... Fee is $ 1,200

Make check payable to the NYS Department of Law.

Payment by Attorney's check, company check, certified check, bank check or money order. Personal checks not accepted.

Send remittance to: Investment Protection Bureau
NYS Department of Law
120 Broadway, 23rd Floor
New York, New York 10271

M-11 (12/03)

13. For each officer, director, principal, partner or managing member, please provide the information requested. In the case of a corporate general partner information must be provided for all officers. Do not refer to a prospectus or offering literature. SEC biographies can be substituted for employment history only. If additional space is necessary, please attach additional pages. *Social security numbers and residential information are strictly confidential.*

a. Name: Mr. Dean Zanetos Title: Chairman of the Board of Directors

Address: ______________________

Prior home addresses for the past 5 years: ______________________

Telephone: ______________ Social Security #: ______________

Date of Birth: ______________ Place of Birth: ______________

List employment and business affiliation record for the past five years. (Indicate periods of self-employment and unemployment. Include all corporations or other entities where individual holds or held a substantial equity or controlling interest).

From Mo./ Yr.	To Mo./ Yr.	Employer or Business Affiliation Name Address	Position Held and Type of Business
		SEE REGISTRATION STATEMENT / PROSPECTUS	

b. Name: Mr. Sidney Kassouf Title: President & Chief Operations Officer

Address: ______________________

Prior home addresses for the past 5 years: ______________________

Telephone: ______________ Social Security #: ______________

Date of Birth: ______________ Place of Birth: ______________

List complete employment and business affiliation record for the past five years. (Indicate periods of self-employment and unemployment. Include all corporations or other entities where individual holds or held a substantial equity or controlling interest).

From Mo./ Yr.	To Mo./ Yr.	Employer or Business Affiliation Name Address	Position Held and Type of Business
		SEE REGISTRATION STATEMENT / PROSPECTUS	

13. Continued

c. Name: ______________________ Title: ______________________

Address: ______________________

Prior home addresses for the past 5 years: ______________________

____

Telephone: ______________________ Social Security #: ______________________

Date of Birth: ______________________ Place of Birth: ______________________

List complete employment and business affiliation record for the past five years. (Indicate periods of self-employment and unemployment. Include all corporations or other entities where individual holds or held a substantial equity or controlling interest).

From Mo./ Yr.	To Mo./ Yr.	Employer or Business Affiliation Name Address	Position Held and Type of Business

The use of Power of Attorney is not acceptable. If all signatures are not available at time of filing, you must submit the proper total fee and all information required by item 13. One original signature is required at the time of filing. Note in your letter that counterpart forms with missing signatures will be submitted within 30 days of filing.

Limited Partnerships, Limited Liability Corporations and Limited Liability Partnerships must supply one signature for each general partner or managing member. One signature by an officer of a corporate general partner or managing member is sufficient, however, all selling officers must sign.

All officers, directors, partners, controlling principals, or managing members of the registrant listed in Item 13, provide an original signature below. All statements contained herein are true and correct and each individual understands that any false statement shall constitute a violation of Art. 23-A of the General Business Law.

Name and Title (please type or print)	Signature	Date
Mr. Dean Zanetos	[signature]	10/27/2015
Mr. Sidney Kassouf	[signature]	10/27/2015

To complete this filing a State Notice and Further State Notice must be filed with the Department of State in Albany. In the case of a non-resident issuer a Consent to Service of Process or U2 must be filed with the Department of State (www.dos.state.ny.us). All changes or amendments to this form must be submitted within 30 days on NY Form M-3 with a $30 fee.